UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 3, 2017

CEC ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

Kansas	1-13687	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 Market Place Blvd, Suite 200 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)
(972) 258-8507
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 2.02. Results of Operations and Financial Condition.
On August 3, 2017, CEC Entertainment, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended July 2, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished in this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and will not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in that filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated August 3, 2017

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: August 4, 2017	By:	/s/ Dale R. Black
Dale R. Black
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated August 3, 2017

4

Exhibit 99.1
News Release
CEC Entertainment, Inc. Reports
Financial Results for the 2017 Second Quarter

IRVING, Texas - August 3, 2017 - CEC Entertainment, Inc. (the “Company”) today announced financial results for its second quarter ended July 2, 2017.

•
Company reported a net loss of $5.9 million compared to a net loss of $9.1 million in the second quarter of 2016. Adjusted EBITDA(1) for the second quarter was $40.3 million in 2017 compared to $41.7 million in 2016

•	Second quarter comparable venue sales declined 3.8% for our Chuck E. Cheese’s and Peter Piper Pizza venues

•	PlayPass system now deployed in 95% of Company-operated Chuck E. Cheese’s venues

•	Two new Company-operated Peter Piper Pizza venues and four new international Chuck E. Cheese’s franchise venues opened in the second quarter of 2017

“While we are pleased that our cost efforts allowed us to preserve margins, we are disappointed with our revenue performance in the second quarter,” said Tom Leverton, Chief Executive Officer. “We experienced traffic declines in walk-in business as well as booked birthday parties during the quarter. To address the issue, we have returned our advertising messaging to our successful 2016 themes which focused on our many improvements to the in-store experience.”
Leverton continued, “A strong operating focus and the favorable impact of our recently implemented inventory management system led to Adjusted EBITDA of $40.3 million for the quarter.”

Second Quarter Results (1)
Total revenues decreased $4.8 million to $211.8 million during the second quarter of 2017 compared to the second quarter of 2016, primarily driven by a 3.8% decline in comparable venue sales, offset partially by new venue sales.
The Company reported a net loss of $5.9 million for the second quarter of 2017, compared to a net loss of $9.1 million for the second quarter of 2016. The improved results were driven by improved venue level operating margins, lower depreciation, and lower general and administrative expenses, which offset the decline in Company-operated venue sales.
During the second quarter of 2017 Adjusted EBITDA decreased $1.4 million, or 3.3%, to $40.3 million compared to the second quarter of 2016.
Balance Sheet and Liquidity
As of July 2, 2017, cash and cash equivalents were $89.5 million, and the principal outstanding on our debt was $990.3 million, with net availability of $140.1 million on our undrawn revolving credit facility. During the second quarter of 2017, we had capital expenditures of $25.2 million, of which $8.7 million related to our PlayPass initiative and another $6.8 million related to other growth initiatives. In addition, we had $1.8 million in capital expenditures related to IT initiatives, and $7.9 million related to maintenance capital expenditures, primarily game enhancements and general venue capital expenditures.
________________

(1)	For our definition of Adjusted EBITDA, see the financial table “Reconciliation of Non-GAAP Financial Measures” included within this press release.

As of July 2, 2017, the Company’s system-wide portfolio consisted of:

	Chuck E. Cheese’s	Peter Piper Pizza	Total
Company operated	525	39	564
Domestic franchised	27	62	89
International franchised	58	46	104
Total	610	147	757
Conference Call Information:
The Company will host a conference call beginning at 9:00 a.m. Central Time on Friday, August 4, 2017. The call can be accessed by dialing (855) 743-8451 or (330) 968-0151 for international participants and conference code 47041714.
A replay of the call will be available from 12:00 p.m. Central Time on August 4, 2017 through 11:00 p.m. Central Time on August 18, 2017. The replay of the call can be accessed by dialing (800) 585-8367 or (404) 537-3406 for international participants and conference code 47041714.
About CEC Entertainment, Inc.
For 40 years, CEC Entertainment has served as the nationally recognized leader in family dining and entertainment with both its Chuck E. Cheese’s and Peter Piper Pizza venues. As America’s #1 place for birthdays, Chuck E. Cheese’s goal is to create positive, lifelong memories for families through fun, food, and play and is the place Where A Kid Can Be A Kid ®. Committed to providing a fun, safe environment, Chuck E. Cheese’s helps protect families through industry-leading programs such as Kid Check®. As a strong advocate for its local communities, over the past 13 years Chuck E. Cheese’s has donated more than $14 million to schools through its fundraising programs and supports its national charity partner, Big Brothers Big Sisters. Peter Piper Pizza, with its neighborhood pizzeria feel, features dining, entertainment and carryout. The solution to ‘the family night out’, Peter Piper Pizza takes pride in delivering a food first, parent friendly experience that reconnects family and friends. Expanding nationally, Peter Piper Pizza recently opened locations in Oklahoma, Nevada, New Mexico and Arizona featuring an all new prototype design. As of July 2, 2017, the Company and its franchisees operated a system of 610 Chuck E. Cheese’s and 147 Peter Piper Pizza venues, with locations in 47 states and 12 foreign countries and territories. For more information, visit chuckecheese.com and peterpiperpizza.com.

Investor Inquiries:                            Media Inquiries:
Dale R. Black                                Christelle Dupont
EVP & CFO                                Public Relations Manager
CEC Entertainment, Inc.                            CEC Entertainment, Inc.
(972) 258-4525                             (972) 258-4223
dblack@cecentertainment.com                        cdupont@cecentertainment.com

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, objectives of management and expected market growth, are forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future events and, therefore, involve a number of assumptions, risks and uncertainties, including the risk factors described in Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 1, 2017, filed with the Securities and Exchange Commission on March 16, 2017. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ from those anticipated, estimated or expected. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including but not limited to:

•	our strategy, outlook and growth prospects;

•	our operational and financial targets and dividend policy;

•	our planned expansion of the venue base and the implementation of the new design in our existing venues;

•	general economic trends and trends in the industry and markets; and

•	the competitive environment in which we operate.
These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause our results to vary from expectations include, but are not limited to:

•	negative publicity concerning food quality, health, general safety and other issues, and changes in consumer preferences;

•	our ability to successfully expand and update our current venue base;

•	our ability to successfully implement our marketing strategy;

•	our ability to compete effectively in an environment of intense competition in both the restaurant and entertainment industries;

•	our ability to weather economic uncertainty and changes in consumer discretionary spending;

•	increases in food, labor and other operating costs;

•	our ability to successfully open international franchises and to operate under the U.S. and foreign anti-corruption laws that govern those international ventures;

•	risks related to our substantial indebtedness;

•	failure of our information technology systems to support our current and growing businesses;

•	disruptions to our commodity distribution system;

•	our dependence on third-party vendors to provide us with sufficient quantities of new entertainment-related equipment, prizes and merchandise at acceptable prices;

•	risks from product liability claims and product recalls;

•	the impact of governmental laws and regulations and the outcomes of legal proceedings;

•	potential liability under certain state property laws;

•	fluctuations in our financials due to new venue openings;

•	local conditions, natural disasters, terrorist attacks and other events and public health issues;

•	the seasonality of our business;

•	inadequate insurance coverage;

•	labor shortages and immigration reform;

•	loss of certain personnel;

•	our ability to protect our trademarks or other proprietary rights;

•	risks associated with owning and leasing real estate, as well as the risks from any forced venue relocation or closure;

•	our ability to successfully integrate the operations of companies we acquire;

•	impairment charges for goodwill, indefinite-lived intangible assets or other long-lived assets;

•	our failure to maintain adequate internal controls over our financial and management systems; and

•	other risks, uncertainties and factors set forth in Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 1, 2017, filed with the SEC on March 16, 2017.
The forward-looking statements made in this press release reflect our views with respect to future events as of the date of this press release and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this press release and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. We anticipate that subsequent events and developments will cause our views to change. Our forward-looking statements do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments we may undertake. We qualify all of our forward-looking statements by these cautionary statements.
- financial tables follow -

CEC ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(in thousands, except percentages)

	Three Months Ended				Six Months Ended
	July 2, 2017		July 3, 2016		July 2, 2017		July 3, 2016

REVENUES:
Food and beverage sales	$97,411	46.0%	$97,404	45.0%	$221,830	46.5%	$219,607	44.7%
Entertainment and merchandise sales	109,724	51.8%	114,657	52.9%	245,641	51.5%	262,214	53.4%
Total company venue sales	207,135	97.8%	212,061	97.9%	467,471	98.1%	481,821	98.1%
Franchise fees and royalties	4,649	2.2%	4,560	2.1%	9,272	1.9%	9,118	1.9%
Total revenues	211,784	100.0%	216,621	100.0%	476,743	100.0%	490,939	100.0%
OPERATING COSTS AND EXPENSES:
Company venue operating costs:
Cost of food and beverage (exclusive of items shown separately below) (1)	22,823	23.4%	24,673	25.3%	51,040	23.0%	55,195	25.1%
Cost of entertainment and merchandise (exclusive of items shown separately below) (2)	6,854	6.2%	8,240	7.2%	15,341	6.2%	16,989	6.5%
Total cost of food, beverage, entertainment and merchandise (3)	29,677	14.3%	32,913	15.5%	66,381	14.2%	72,184	15.0%
Labor expenses (3)	60,351	29.1%	60,405	28.5%	126,738	27.1%	129,448	26.9%
Depreciation and amortization (3)	25,791	12.5%	29,733	14.0%	52,203	11.2%	57,362	11.9%
Rent expense (3)	23,906	11.5%	24,049	11.3%	47,225	10.1%	48,199	10.0%
Other venue operating expenses (3)	35,967	17.4%	37,376	17.6%	72,716	15.6%	73,387	15.2%
Total company venue operating costs (3)	175,692	84.8%	184,476	87.0%	365,263	78.1%	380,580	79.0%
Other costs and expenses:
Advertising expense	12,237	5.8%	12,162	5.6%	25,619	5.4%	25,261	5.1%
General and administrative expenses	15,551	7.3%	15,922	7.4%	32,815	6.9%	33,939	6.9%
Transaction, severance and related litigation costs	490	0.2%	434	0.2%	570	0.1%	1,184	0.2%
Total operating costs and expenses	203,970	96.3%	212,994	98.3%	424,267	89.0%	440,964	89.8%
Operating income	7,814	3.7%	3,627	1.7%	52,476	11.0%	49,975	10.2%
Interest expense	17,061	8.1%	17,121	7.9%	34,123	7.2%	34,182	7.0%
Income (loss) before income taxes	(9,247)	(4.4)%	(13,494)	(6.2)%	18,353	3.8%	15,793	3.2%
Income tax expense (benefit)	(3,317)	(1.6)%	(4,442)	(2.1)%	7,061	1.5%	6,930	1.4%
Net income (loss)	$(5,930)	(2.8)%	$(9,052)	(4.2)%	$11,292	2.4%	$8,863	1.8%
________________
Percentages are expressed as a percent of total revenues (except as otherwise noted).
(1)    Percentage amount expressed as a percentage of food and beverage sales.
(2)    Percentage amount expressed as a percentage of entertainment and merchandise sales.
(3)    Percentage amount expressed as a percentage of total company venue sales.
Due to rounding, percentages presented in the table above may not sum to total. The percentage amounts for the components of cost of food and beverage and the cost of entertainment and merchandise may not sum to total due to the fact that cost of food and beverage and cost of entertainment and merchandise are expressed as a percentage of related food and beverage sales and entertainment and merchandise sales, as opposed to total Company venue sales.

CEC ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share information)

	July 2, 2017	January 1, 2017
ASSETS
Current assets:
Cash and cash equivalents	$89,462	$61,023
Other current assets	63,342	63,938
Total current assets	152,804	124,961
Property and equipment, net	586,043	592,886
Goodwill	484,438	483,876
Intangible assets, net	482,192	484,083
Other noncurrent assets	21,703	24,306
Total assets	$1,727,180	$1,710,112
LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Bank indebtedness and other long-term debt, current portion	$7,600	$7,613
Other current liabilities	108,470	102,578
Total current liabilities	116,070	110,191
Capital lease obligations, less current portion	13,304	13,602
Bank indebtedness and other long term debt, net of deferred financing costs, less current portion	966,739	968,266
Deferred tax liability	182,581	186,290
Other noncurrent liabilities	228,860	225,758
Total liabilities	1,507,554	1,504,107
Stockholder’s equity:
Common stock, $0.01 par value; authorized 1,000 shares; 200 shares issued as of July 2, 2017 and January 1, 2017	—	—
Capital in excess of par value	358,956	357,166
Accumulated deficit	(136,973)	(148,265)
Accumulated other comprehensive loss	(2,357)	(2,896)
Total stockholder’s equity	219,626	206,005
Total liabilities and stockholder’s equity	$1,727,180	$1,710,112

CEC ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Six Months Ended
	July 2, 2017	July 3, 2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$11,292	$8,863
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	55,928	60,282
Deferred income taxes	(3,589)	(6,449)
Stock-based compensation expense	336	337
Amortization of lease related liabilities	(237)	23
Amortization of original issue discount and deferred debt financing costs	2,273	2,273
Loss on asset disposals, net	3,716	4,073
Non-cash rent expense	2,101	3,507
Other adjustments	9	172
Changes in operating assets and liabilities:
Operating assets	(7,117)	(1,629)
Operating liabilities	12,043	6,286
Net cash provided by operating activities	76,755	77,738
Cash flows from investing activities:
Purchases of property and equipment	(47,045)	(42,400)
Development of internal use software	(2,075)	(6,223)
Proceeds from sale of property and equipment	237	318
Net cash used in investing activities	(48,883)	(48,305)
Cash flows from financing activities:
Repayments on senior term loan	(3,800)	(3,800)
Proceeds from sale leaseback transaction	4,073	—
Other financing activities	55	(1,180)
Net cash provided by (used in) financing activities	328	(4,980)
Effect of foreign exchange rate changes on cash	239	484
Change in cash and cash equivalents	28,439	24,937
Cash and cash equivalents at beginning of period	61,023	50,654
Cash and cash equivalents at end of period	$89,462	$75,591

CEC ENTERTAINMENT, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands, except percentages)

Non-GAAP Financial Measures
Certain financial measures presented in this press release, such as Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) and Adjusted EBITDA as a percentage of revenues (“Adjusted EBITDA Margin”) are not recognized terms under accounting principles generally accepted in the United States (“GAAP”). The Company’s management believes that the presentation of these measures is appropriate to provide useful information to investors regarding its operating performance and its capacity to incur and service debt and fund capital expenditures. Further, the Company believes that Adjusted EBITDA is used by many investors, analysts and rating agencies as a measure of performance. The Company also presents Adjusted EBITDA because it is substantially similar to Credit Agreement EBITDA, a measure used in calculating financial ratios and other calculations under our debt agreements, except for (i) adding back the change in deferred amusement revenue, and (ii) excluding the annualized full year effect of Company-operated and franchised venues that were opened and closed during the year. By reporting Adjusted EBITDA, the Company provides a basis for comparison of its business operations between current, past and future periods by excluding items that we do not believe are indicative of our core operating performance.
The Company’s definition of Adjusted EBITDA allows for the exclusion of certain non-cash and other income and expense items that are used in calculating net income from continuing operations. However, these are items that may recur, vary greatly and can be difficult to predict. They can represent the effect of long-term strategies as opposed to short-term results. In addition, certain of these items can represent the reduction of cash that could be used for other corporate purposes. These measures should not be considered as alternatives to operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance, or cash flows as measures of liquidity. These measures have important limitations as analytical tools, and users should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Because of these limitations, the Company relies primarily on its GAAP results and uses Adjusted EBITDA and Adjusted EBITDA Margin only supplementally.
The following table sets forth a reconciliation of net income (loss) to Adjusted EBITDA and Adjusted EBITDA Margin for the periods shown:

	Three Months Ended		Six Months Ended
	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016

Total revenues	$211,784	$216,621	$476,743	$490,939
Net income (loss) as reported	$(5,930)	(9,052)	11,292	8,863
Interest expense	17,061	17,121	34,123	34,182
Income tax expense (benefit)	(3,317)	(4,442)	7,061	6,930
Depreciation and amortization	27,623	31,284	55,928	60,282
Loss on asset disposals, net	1,961	1,895	3,716	4,073
Non-cash stock-based compensation	186	202	336	337
Rent expense book to cash	1,856	2,592	2,836	4,840
Franchise revenue, net cash received	(254)	271	(344)	162
Impact of purchase accounting	569	356	785	555
Venue pre-opening costs	248	96	488	316
One-time and unusual items	947	1,063	3,213	2,876
Cost savings initiatives	—	—	—	62
Change in deferred amusement revenue	(676)	281	4,368	682
Adjusted EBITDA	$40,274	$41,667	$123,802	$124,160
Adjusted EBITDA Margin	19.0%	19.2%	26.0%	25.3%

CEC ENTERTAINMENT, INC.
VENUE COUNT INFORMATION
(Unaudited)

	Three Months Ended		Six Months Ended
	July 2, 2017	July 3, 2016	July 2, 2017	July 3, 2016
Number of Company-owned venues:
Beginning of period	560	556	559	556
New	2	—	3	1
Acquired from franchisee	2	—	2	—
Closed	—	—	—	(1)
End of period	564	556	564	556
Number of franchised venues:
Beginning of period	191	179	188	176
New	4	5	7	9
Acquired from franchisee	(2)	—	(2)	—
Closed	—	(1)	—	(2)
End of period	193	183	193	183
Total number of venues:
Beginning of period	751	735	747	732
New	6	5	10	10
Acquired from franchisee	—	—	—	—
Closed	—	(1)	—	(3)
End of period	757	739	757	739